UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GTY TECHNOLOGY HOLDINGS INC.
(Name of Registrant as Specified in its Charter)
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GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
To the Shareholders of GTY Technology Holdings Inc.:
You are cordially invited to attend the 2021 annual meeting of shareholders (the “Annual Meeting”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company,” “GTY,” “we,” “us” or “our”), to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/GTYH2021 on Tuesday, June 22, 2021 at 10:00 a.m. Eastern Daylight Time to consider and vote upon the following proposals:
1.	to elect William D. Green and Charles Wert as Class III directors on our Board of Directors (our “Board”), each for a three-year term;
2.	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.	such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR AND “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.
Our Board has fixed the close of business on April 14, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.
Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to vote your shares promptly via the Internet or by telephone or mail. Instructions regarding these methods of voting are contained on the notice regarding the availability of proxy materials for the Annual Meeting.
By Order of the Board,
/s/ TJ Parass
Chief Executive Officer and President
This proxy statement is dated April 28, 2021
and is being distributed and made available with the form of proxy on or shortly after April 28, 2021.

IMPORTANT
Whether or not you expect to attend the Annual Meeting, you are respectfully requested by our Board to sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote electronically at the Annual Meeting.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction form.
Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting to be held on June 22, 2021: The Notice of Annual Meeting of Shareholders, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.proxyvote.com. You will need your assigned control number to vote your shares. Your control number can be found on your proxy card.

GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2021
To the Shareholders of GTY Technology Holdings Inc.:
NOTICE IS HEREBY GIVEN that the 2021 annual meeting of shareholders (the “Annual Meeting”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company” or “GTY”), will be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/GTYH2021 on Tuesday, June 22, 2021 at 10:00 a.m. Eastern Daylight Time to consider and vote upon the following proposals:
1.	to elect William D. Green and Charles Wert as Class III directors on our Board of Directors (our “Board”), each for a three-year term;
2.	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.	such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Only shareholders of record of the Company as of the close of business on April 14, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. A list of these shareholders will be available for inspection at www.ProxyVote.com before the meeting and at www.virtualshareholdermeeting.com/GTYH2021 during the meeting. Each share of common stock of the Company entitles the holder thereof to one vote.
Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, you will have your shares represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or by submitting your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction form. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our Board. You can change your voting instructions or revoke your proxy at any time prior to the final vote at the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.
Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 at the following website: www.proxyaccess.com. You will need your assigned control number to vote your shares. Your control number can be found on your proxy card. This notice, the proxy statement and the form of proxy card are being distributed and made available shortly after April 28, 2021.
By Order of the Board,
/s/ TJ Parass
Chief Executive Officer and President

i

GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144

PROXY STATEMENT

2021 ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the board of directors (our “Board”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company,” “we,” “us,” and “our”), for use at the 2021 annual meeting (the “Annual Meeting”), to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/GTYH2021 on Tuesday, June 22, 2021 at 10:00 a.m. Eastern Daylight Time, or at any postponement or adjournment thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about April 28, 2021.
What is included in these materials?
These materials include:
•	this proxy statement for the Annual Meeting; and
•
the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 19, 2021, which includes the Company’s consolidated financial results for the years ended December 31, 2020 and 2019.

What proposals will be addressed at the Annual Meeting?
Shareholders will be asked to consider the following proposals at the Annual Meeting:
1.	to elect William D. Green and Charles Wert as Class III directors on our Board, each for a three-year term;
2.	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.	such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.
How does the Board recommend that I vote?
Our Board unanimously recommends that shareholders vote “FOR” the Class III director nominees and “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
Who may vote at the Annual Meeting?
Shareholders who owned shares of common stock of the Company (“common stock”), par value $0.0001 per share, as of the close of business on April 14, 2021 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, there were 57,494,745 shares of common stock issued and outstanding.
How many votes must be present to hold the Annual Meeting?
Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote electronically, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On the Record Date, there were 57,494,745 issued and outstanding shares of common stock entitled to vote at the Annual Meeting. In order for us to conduct the Annual Meeting, the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the Record Date must be present virtually or by proxy at the Annual Meeting. This is referred to as a quorum. Consequently, 28,747,373 shares of common stock must be present virtually or by proxy at the Annual Meeting to constitute a quorum.
How many votes do I have?
Each share of common stock of the Company is entitled to one vote on each matter that comes before the Annual Meeting. Information about the shareholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form.”
What is the proxy card?
The proxy card enables you to appoint each of William D. Green and Harry L. You, one or both of whom will act as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Green or Mr. You to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
If I am a shareholder of record of the Company’s shares, how do I vote?
There are four ways to vote:
•
Electronically at the Time of the Annual Meeting. If you are a shareholder of record, you may vote electronically at the Annual Meeting. The Company will provide an electronic ballot when you check in to the Annual Meeting at www.virtualshareholdermeeting.com/GTYH2021.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
•	By Telephone. You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.
•	By Internet. You may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card.
If I am a beneficial owner of shares held in street name, how do I vote?
There are four ways to vote:
•
Electronically at the Time of the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote electronically at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy. You will be required to submit the legal proxy electronically with your vote at www.virtualshareholdermeeting.com/GTYH2021.

•
By Mail. You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•	By Telephone. You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.
•	By Internet. You may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card.
Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two (ratification of our independent registered public accounting firm).
Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One (election of Class III directors) is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required to elect directors?
If a quorum, consisting of a majority in interest of all stock issued and outstanding and entitled to vote at the Annual Meeting, is present at the Annual Meeting (virtually or by proxy), Proposal One (election of Class III directors) will be approved if the votes properly cast “for” the nominee’s election exceed the votes properly cast “against” the nominee’s election (with “abstentions” and “broker non-votes” not counted as a vote “for” or “against” the nominee’s election). Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
What vote is required to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm?
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Two (ratification of our independent registered public accounting firm) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast and, therefore, will not have an effect on the outcome of the vote on the proposal. Because Proposal Two is considered a “routine” matter and brokerage firms will be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be no broker non-votes with respect to this proposal.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or voting instruction form with a later date or by voting electronically at the Annual Meeting if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote electronically at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to Harry L. You, the Company’s Vice Chairman, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, a written notice of revocation prior to the Annual Meeting. Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote electronically at the Annual Meeting, you must provide electronically at the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” the Class III director nominees and “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021. In addition, if any other matter is properly presented at the Annual Meeting, then your proxyholders will vote your shares in respect of such matter in their discretion.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal or regulatory requirements.
Where do I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
Who bears the cost of soliciting proxies?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies by telephone or by other means. Such directors and officers will not receive any special remuneration for these efforts.
Who can help answer my questions?
You can contact the Company with any questions about the Annual Meeting, the proposals described in this proxy statement or how to submit your proxy at:
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(702) 945-2898
Attn: Harry L. You
Vice Chairman

THE 2021 ANNUAL MEETING
We are furnishing this proxy statement to you as a shareholder of GTY Technology Holdings Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, June 22, 2021, or any postponement or adjournment thereof.
Date, Time, Place and Purpose of the Annual Meeting
The Annual Meeting will be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/GTYH2021 on Tuesday, June 22, 2021 at 10:00 a.m. Eastern Daylight Time. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
1.	to elect William D. Green and Charles Wert as Class III directors on our Board, each for a three-year term;
2.	to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.	such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Record Date, Voting and Quorum
Our Board fixed the close of business on April 14, 2021, as the Record Date for the determination of holders of issued and outstanding shares of common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 57,494,745 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote. The holders of 28,747,373 shares of common stock entitled to vote, present virtually or represented by proxy at the Annual Meeting, constitute a quorum.
Required Vote
If a quorum, consisting of a majority in interest of all stock issued and outstanding and entitled to vote at the Annual Meeting, is present at the Annual Meeting (virtually or by proxy), Proposal One (election of Class III directors) will be approved if the votes properly cast “for” the nominee’s election exceed the votes properly cast “against” the nominee’s election (with “abstentions” and “broker non-votes” not counted as a vote “for” or “against” the nominee’s election). Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Two (ratification of our independent registered public accounting firm) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast and, therefore, will not have an effect on the outcome of the vote on the proposal. Because Proposal Two is considered a “routine” matter and brokerage firms will be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be no broker non-votes with respect to this proposal.
Voting
You can vote your shares at the Annual Meeting by proxy or electronically.
You can vote by proxy by having one or more individuals who will be at the Annual Meeting electronically vote your shares for you. These individuals are called “proxies,” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction form.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above and elsewhere in this proxy statement, you will designate Mr. Green and Mr. You to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any postponement or adjournment of the Annual Meeting.
Alternatively, you can vote your shares electronically by attending the Annual Meeting. You will be provided with a ballot during the Annual Meeting to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/GTYH2021.
A special note for those who plan to attend the Annual Meeting and vote electronically: if your shares are held in the name of a broker, bank or other nominee, you must electronically submit a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote electronically at the Annual Meeting unless you obtain and submit a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means that you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against a director nominee or a proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the director nominee, “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Vice Chairman, Harry L. You, at (702) 945-2898 or by sending a letter to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.
Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by timely filing before the Annual Meeting with Harry L. You, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares by attending the Annual Meeting and voting electronically. Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Annual Meeting
Only holders of shares of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting but you hold your shares through someone else, such as a broker, you must provide electronic proof of your ownership and identification with a photo for admission to the Annual Meeting. For example, you may provide an account statement showing that you beneficially owned shares of GTY Technology Holdings Inc. as of the Record Date as acceptable proof of ownership. In addition, you must electronically submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. If you need technical support at the Annual Meeting, please call the technical support number that will be posted on the Annual Meeting website log-in page. A replay of the Annual Meeting will not be available.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Annual Meeting. Proxies may be solicited by telephone or by other means of communication, separate and apart from these mailed proxy materials. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own shares of common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
No Appraisal Rights
There are no appraisal rights pursuant to Section 13.02 of Chapter 156D of the Massachusetts Business Corporation Act with respect to any of the proposed corporate actions on which the shareholders are being asked to vote.
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting of Shareholders and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any postponement or adjournment of the Annual Meeting, we expect that shares of common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Offices
Our principal executive offices are located at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. Our telephone number at such address is (702) 945-2898.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Executive Officers
Our current directors and executive officers are listed below. Bonfire Interactive Ltd. (“Bonfire”), CityBase, Inc. (“CityBase”), eCivis® Inc (“eCivis”), Open Counter Enterprises Inc. (“Open Counter”), Questica® Software Inc., Questica USCDN Inc. and Questica Ltd. (collectively, “Questica”) and Sherpa Government Solutions LLC (“Sherpa”) are wholly owned subsidiaries, and principal business units, of the Company.
Name	Age	Title	Director Since	Class	Board Committees*
William D. Green	67	Chairman of the Board	2016	II	AC
Harry L. You	62	Vice Chairman	2016	II	—
Randolph Cowen	70	Director	2016	I	AC, CC
Joseph M. Tucci	73	Director	2016	II	NC
Charles Wert	76	Director	2016	III	AC, CC, NC
TJ Parass	49	Chief Executive Officer, President and Director	2020	I	—
John J. Curran	54	Chief Financial Officer	—	—	—
David Farrell	48	Chief Operating Officer Chief Executive Officer of Sherpa	—	—	—
Justin Kerr	36	Chief Accounting Officer and Controller	—	—	—
Craig Ross	53	Chief Revenue Officer Chief Executive Officer of Questica	—	—	—
Michael Duffy	42	Chief Executive Officer of CityBase	—	—	—
James Ha	47	Chief Executive Officer of eCivis	—	—	—
Joel Mahoney	44	Chief Executive Officer of Open Counter	—	—	—
Omar Salaymeh	37	Chief Executive Officer of Bonfire	—	—	—
Corry Flatt	38	Executive Vice President, Strategy	—	—	—
Jon Bourne	56	Executive Vice President and General Counsel	—	—	—
*	AC=Audit Committee, CC=Compensation Committee, NC=Nominating and Corporate Governance Committee
William D. Green, 67, one of our founders, served as our Co-Chief Executive Officer and Co-Chairman from September 2016 to the consummation of the business combination in February 2019 and has served as a director since our inception in September 2016. He currently is our Chairman of the Board. Mr. Green was previously chief executive officer and chairman of the board of Accenture plc, or Accenture. Mr. Green was a director of Accenture from 2001 until 2013, and assumed the role of chairman in 2006. From 2004 through 2010, Mr. Green served as Accenture’s chief executive officer. Prior to serving as chief executive officer, Mr. Green was Accenture’s chief operating officer-client services with overall management responsibility for the company’s operating groups. In addition, he served as group chief executive of the Communications & High Tech operating group from 1999 to 2003. He was also group chief executive of the Resources operating group for two years. Earlier in his career, Mr. Green led the Manufacturing industry group and was managing director for Accenture’s business in the United States. Mr. Green has served as a director of S&P Global Inc. since 2011, a director of EMC Corporation, or EMC, since 2013, EMC’s independent lead director since February 2015 and a director of Inovalon Holdings, Inc. since August 2016. In addition, Mr. Green has served on the board of directors of Dell Technologies Inc., or Dell, since September 2016. In addition, Mr. Green has served as chairman of the board of Accumen Inc., a healthcare testing services company, since May 2013, a director of Virtustream, Inc., a cloud computing company and subsidiary of EMC, since June 2016, a member of the advisory board of Pactera Technology International Ltd., an information technology (“IT”) consulting and outsourcing company, since September 2014, a member of the national board of Year Up, Inc., a non-profit offering a workforce development program for low income youth, since October 2013, and a trustee of Dean College, a private college located in Franklin, Massachusetts, since October 2004. Mr. Green was a director of Pivotal Software, Inc., a software and services company and subsidiary of EMC, from 2015 through Pivotal Software’s acquisition by VMware, Inc., or VMware, in 2019.
Mr. Green’s qualifications to serve on our Board his extensive experience operating a publicly listed technology company, his track record as chief executive officer of Accenture and his relationships within the technology sector.

Harry L. You, 62, has served as our Vice Chairman since the consummation of the business combination in February 2019, previously served as our Chief Financial Officer from the consummation of the business combination in February 2019 to August 31, 2019 and was our President from May 7, 2019 to May 20, 2019. Mr. You is one of our founders and prior to the business combination in February 2019 served as our President and Chief Financial Officer and a director since September 2016. From 2008 to 2016, Mr. You served as the executive vice president of EMC in the office of the chairman. Mr. You joined EMC in 2008 to oversee corporate strategy and new business development, which included mergers and acquisitions, joint ventures and venture capital activity. Mr. You served as a director of Korn/Ferry International, a global executive recruiting company, from 2004 to October 2016 and has been a trustee of the U.S. Olympic Committee Foundation since August 2016. Mr. You was chief executive officer of BearingPoint, Inc., a leading IT and management consultancy from 2005 to 2007. He also served as BearingPoint’s interim chief financial officer from 2005 to 2006. From 2004 to 2005, Mr. You served as executive vice president and chief financial officer of Oracle Corporation (NYSE: ORCL), or Oracle, helping begin Oracle’s acquisition run with the takeovers of Peoplesoft, Inc. and Retek Inc. in 2005, and was also a member of the board of directors of Oracle Japan. From 2001 to 2004, Mr. You served as chief financial officer of Accenture. Mr. You also previously spent fourteen years on Wall Street, including serving as a managing director in the Investment Banking Division of Morgan Stanley, where he headed the Computer and Business Services Group. Mr. You is also on the board of directors of each of Rush Street Interactive, Inc., Broadcom Inc., Coupang, Inc. dMY Technology Group, Inc. II and dMY Technology Group, Inc. III. Mr. You holds an M.A. in Economics from Yale University and a B.A. in Economics from Harvard College.
Mr. You’s qualifications to serve on our Board include his extensive and varied deal experience throughout his career, including his experience structuring Dell’s acquisition of EMC as EMC’s executive vice president, and his relationships within the technology sector.
Randolph Cowen, 70, has served as a director since the completion of our initial public offering in 2016. Mr. Cowen has served as a director of Solace Corporation since November 2017. Mr. Cowen served as a director of EMC from January 2009 to September 2016, and as a director of Pivotal Software, Inc. from April 2013 to September 2016. Mr. Cowen served as the global head of technology and operations (2004–2008) and as the co-chief administrative officer (2007–2008) at Goldman Sachs Group, Inc., where he had worked since 1982. From 2001 to 2007, Mr. Cowen served as the chief information officer of Goldman Sachs Group, Inc. Mr. Cowen holds a bachelor’s degree in history with a minor in mathematics from Michigan State University.
Mr. Cowen’s qualifications to serve on our Board include his leadership experience and experience managing information technology at Goldman Sachs.
Joseph M. Tucci, 73, one of our founders, served as our Co-Chief Executive Officer and Co-Chairman from September 2016 to the consummation of the business combination in February 2019 and has served as a director since our inception in September 2016. Mr. Tucci was chief executive officer, chairman of the board of directors and president of EMC from 2001, 2006 and 2014, respectively, until September 2016 when Dell acquired EMC. At that time, Mr. Tucci became an advisor to Dell’s founder, Michael Dell, and its board of directors. Before joining EMC, Mr. Tucci served as chairman and chief executive officer from 1993 to 1999 of Wang Laboratories, Inc. Mr. Tucci served as chairman of the board of directors of VMware from 2007 to 2016, as a member of the board of directors of Paychex, Inc. (Nasdaq: PAYX) since 2000 and as a member of the board of directors of Motorola Solutions, Inc. since 2017. From 2001 to 2016, Mr. Tucci served as one of 150 chief executive officer members of The Business Roundtable and chaired its Task Force on Education and the Workforce from 2002 to 2006. From 2001 to 2016, he was one of eight chief executive officers who steered The Technology CEO Council, the IT industry’s leading public policy advocacy organization. He is also a founding member of the strategic advisory board of Bridge Growth Partners, LLC, a private equity firm based in New York, and has been its chairman since October 2016. Mr. Tucci is a member of the Board of Overseers of Columbia Business School, a member of the Board of Trustees of Northeastern University, an overseer of the Boston Symphony Orchestra and a member of the board of directors of the National Academy Foundation. Mr. Tucci holds a B.B.A. from Manhattan College and an M.S. in Business Policy from Columbia University.
Mr. Tucci’s qualifications to serve on our Board include his extensive executive leadership experience at EMC, his track record with complex mergers and acquisitions, his over 40 years in the technology industry and his relationships within the technology sector.

Charles Wert, 76, has served as a director since the completion of our initial public offering in 2016. From 2014 to 2016, Mr. Wert served as the vice chairman and as a director at Evercore Trust Company, N.A., or Evercore, which he formed and organized and was previously the president and chief executive officer from 2009 to 2014. Prior to joining Evercore, Mr. Wert served as an executive vice president and senior trust officer of U.S. Trust Company N.A. for over 20 years. Mr. Wert also founded United Mercantile Bank and Trust and served as its president and senior trust officer from 1982 until 1987. Mr. Wert is the principal of Fiduciary Resolutions, where he has been a fiduciary expert since June 2016, providing expert witness services and analysis as well as corporate governance advisory services for fiduciaries. Mr. Wert holds a bachelor’s degree in Business Administration and Finance from California State University at Los Angeles.
Mr. Wert’s qualifications to serve on our Board include his track record and leadership experience at Evercore, U.S. Trust Company N.A. and United Mercantile Bank and Trust.
TJ Parass, 49, has served as our Chief Executive Officer and President since March 2020. Mr. Parass has served as the Chief Executive Officer of Questica since he founded Questica in 1998. Prior to founding Questica, Mr. Parass was a software developer at Handling Specialty Manufacturing Ltd. and designed made-to-order software. Mr. Parass has a BS in Mechanical Engineering from Queen’s University.
Mr. Parass’ qualifications to serve on our Board include his track record as chief executive officer of Questica, his extensive experience in SaaS and software and his relationships within the technology sector.
John J. Curran, 54, has served as our Chief Financial Officer since August 31, 2019, and previously served as our Executive Vice President of Finance from July 29, 2019 to August 31, 2019. Mr. Curran joined the Company from Cognex Corporation (“Cognex”) where he was most recently the Chief Financial Officer and was responsible for the Finance, Treasury, Tax, Investor Relations, Legal, and Information Technology departments from September 2016 through May 2019. Prior to Cognex, Mr. Curran spent 21 years at EMC Corporation, most recently serving as Senior Vice President and Corporate Controller. Mr. Curran held leadership positions in corporate and international finance, and served as Interim Chief Financial Officer of Pivotal, Inc., a $200 million subsidiary of EMC focusing on cutting-edge software development methodologies, a modern cloud platform and analytics tools. Prior to joining EMC, Mr. Curran spent four years in the audit practice of Coopers & Lybrand, focusing on technology companies. Mr. Curran holds a Bachelor of Science degree in Accounting and an MBA from Babson College.
David Farrell, 48, has served as our Chief Operating Officer since March 2020. Mr. Farrell has served as the Chief Executive Officer of Sherpa Government Solutions LLC, one of the Company’s business units, since he founded it in 2004. Previously, Mr. Farrell was a principal at American Management Systems Inc., a Virginia-based technology and management consulting firm. In 2010, Mr. Farrell co-founded Budgetec LLC, a software implementation company focusing on SAP software implementations, which was acquired by Optimal Solutions Integration Inc. in 2012. Mr. Farrell has a BA in Economics from Northwestern University and a Master’s Degree in Public Policy from the University of Chicago.
Justin Kerr, 36, has been our Chief Accounting Officer and Controller since May 7, 2019. Mr. Kerr most recently served as Controller and Director of Finance of eCivis Inc., our wholly owned subsidiary, beginning in April 2018. From 2012 to 2018, Mr. Kerr was a Senior Manager of SEC Reporting and Senior Manager of Financial Planning & Analysis at Blackline, Inc, a provider of accounting cloud software. Mr. Kerr served as an Assurance Manager at Moss Adams LLP from 2006 to 2012. Mr. Kerr holds a B.A. in Accounting from Pepperdine University.
Craig Ross, 53, has served as our Chief Revenue Officer since April 2020. Mr. Ross has served as Chief Executive Officer of Questica, a subsidiary of the Company, since that same time. Previously, Mr. Ross served in various senior leadership positions at Questica, including Chief Revenue Officer (September 2018–April 2020), Vice President of Business Development (May 2017–September 2018), Vice President of Sales (June 2014–May 2017) and Director of Sales and Marketing (April 2012–June 2014). Mr. Ross holds a Bachelor of Economics from Carlton University.
Michael Duffy, 42, has served as the Chief Executive Officer of CityBase since 2013. CityBase is a subsidiary of the Company. Mr. Duffy has extensive experience in behavioral economics, including as a Federal Reserve analyst at Northern Trust. Mr. Duffy is a graduate of the University of Chicago Booth School of Business.
James Ha, 47, has served as the Chief Executive Officer of eCivis, a subsidiary of the Company, since 2008 and is responsible for guiding the eCivis’ strategic direction and overseeing all facets of its business operations. Over the past decade, Mr. Ha has thoughtfully combined innovative technology and collaborative strategies with public sector leaders and grant professionals to revolutionize grants management in the United States. Mr. Ha holds a bachelor’s degree in Information Technology from the University of Massachusetts and a Bachelors in Business Administration from Saint Leo University.
Joel Mahoney, 44, has served as the Chief Executive Officer of Open Counter since 2013. Open Counter is a subsidiary of the Company. Mr. Mahoney holds a Master of Arts from St. John’s College and a Bachelor of Arts from Bates College.
Omar Salaymeh, 37, has served as the Chief Executive Officer of Bonfire since April 19, 2021. Previously, Mr. Salaymeh was Chief Client and Product Officer of Bonfire (March 2020–March 2021) and Director of Client Experience (June 2013–March 2020), responsible for clients, product development and enhancing recurring revenue. Mr. Salaymeh holds a Bachelor of Applied Science in Mechanical Engineering from the University of Waterloo and is a licensed professional engineer in the Province of Ontario.
Corry Flatt, 37, has been our Executive Vice President, Strategy since April 19, 2021. Previously, he had served as the Chief Executive Officer of Bonfire since 2012. Bonfire is a subsidiary of the Company. Mr. Flatt has extensive experience in information technology. Mr. Flatt holds a Bachelors in Business Administration from Wilfrid Laurier University.
Jon Bourne, 56, has been our Executive Vice President and General Counsel since December 14, 2020. Previously, Mr. Bourne served as part-time Executive Vice President of Sherpa, a subsidiary of the Company (August 2018–November 2020); part-time Growth Advisor for Blackstone Entrepreneurs Network, supporting entrepreneurial growth (January 2015–November 2020); and Managing Technology Counsel and Privacy Officer for ZOLL Data Systems, Inc., providing SaaS and other technology solutions to emergency medical services providers, fire departments and hospitals (December 2015–November 2020). Mr. Bourne brings over 25 years of experience to the Company, including also as General Counsel of a public company and of private companies and Assistant Attorney General, advising about SaaS, software, intellectual property, privacy, information security, public-sector contracts, governance, corporate and securities matters, finance, employment and a broad array of other issues. Mr. Bourne holds a Juris Doctor from Washington University and a Bachelor of Journalism from the University of Missouri School of Journalism.
Corporate Governance
Number and Terms of Office of Officers and Directors
Our Board consists of six members, divided into three staggered classes of directors. At each annual meeting of shareholders, a class of directors is elected for a three-year term to succeed the same class whose term is then expiring, as follows: the Class I directors are Randolph Cowen and TJ Parass, and their terms will expire at the annual meeting of shareholders to be held in 2022; the current Class II directors are William D. Green, Joseph M. Tucci and Harry L. You, and, except as described below with respect to Mr. Green, their terms will expire at the annual meeting of shareholders to be held in 2023; and the current Class III director is Charles Wert and his term will expire at the Annual Meeting.
Our bylaws provide that the number of directors shall be fixed by the Board, but in any event shall be no less than three. Each director’s term continues until the election and qualification of his successor, or his earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. Mr. Green, immediately before his election as a Class III director at the Annual Meeting, would resign as a Class II director and become a Class III director so that each class would consist of one third of the total number of directors. His term then would expire at the annual meeting of shareholders to be held in 2024, along with the term of Mr. Wert if he, too, were elected as a Class III director at the Annual Meeting.
Our officers are appointed by our Board and serve at the discretion of our Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.
Director Independence
Nasdaq Stock Market (“Nasdaq”) listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that Messrs. Cowen, Green, Tucci and Wert are “independent directors” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the Nasdaq because:
•	they are not currently, and have not in the last three years been, employees of the Company;
•	neither they nor their family members have accepted compensation from the Company other than for their service on our Board;
•	their family members have not been Company employees in the last three years;
•
neither they nor their family members have been a partner, controlling shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments;

•
none is, or has a family member who is, employed as an executive officer of another entity where at any time in the past three years any of the executive officers of the Company served on the compensation committee of such entity;

•
none is, or has a family member who is, a partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the past three years; and

•	they are not affiliates of the Company.
Messrs. Parass and You are not independent because of their service as executive officers of the Company currently or in the past three years.
Leadership Structure and Risk Oversight
Currently, Mr. Parass is the Company’s President and Chief Executive Officer, and Messrs. Green and You are the Chairman and Vice Chairman, respectively, of our Board. The Board believes that having different individuals serving in the separate roles of Chief Executive Officer and Chairman and Vice Chairman of the Board is in the best interest of shareholders in the Company’s current circumstances because it reflects the Chief Executive Officer’s responsibility over management of the Company’s operations and the Chairman’s and Vice Chairman’s oversight of Board functions.
If our Board convenes for a meeting, the non-management directors meet in executive session if circumstances warrant.
The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are delivered to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof, as well as cybersecurity risks that are material to the Company’s business. Management furnishes information regarding risk to the Board as requested.
Committees of our Board
Our Board has established the following standing committees:
•	audit committee;
•	compensation committee; and
•	nominating and corporate governance committee.
Each of the committees reports to our Board. Members serve on these committees until their resignation or until otherwise determined by our Board.

The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee will:
•	appoint our independent registered public accounting firm;
•	evaluate the independent registered public accounting firm’s qualifications, independence and performance;
•	determine the engagement of the independent registered public accounting firm;
•	review and approve the scope of the annual audit and the audit fee;
•	discuss with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•	approve the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•	monitor the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;
•
be responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	review our critical accounting policies and estimates; and
•	review the audit committee charter and the committee’s performance at least annually.
The members of the audit committee are Messrs. Cowen, Green and Wert, with Mr. Wert serving as the chair of the committee. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that all the members of the audit committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to audit committee membership. Mr. Wert qualifies as our “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.
Compensation Committee
Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Among other matters, the compensation committee:
•	reviews and recommends corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers;
•	evaluates the performance of these officers in light of those goals and objectives and recommends to our Board the compensation of these officers based on such evaluations;
•	recommends to our Board the issuance of stock options and other awards under our stock plans; and
•	reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.
The members of our compensation committee are Messrs. Cowen and Wert, with Mr. Cowen serving as the chair of the committee. Each of the members of our compensation committee is independent under the applicable rules and regulations of Nasdaq, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The compensation committee has the authority to select, retain and obtain the advice of compensation consultants. In the 2020 fiscal year, the compensation committee directly engaged Willis Towers Watson US LLC to recommend the amount and form of executive compensation in connection with the appointment on March 30, 2020 of Mr. Parass as Chief Executive Officer and President, and Mr. Farrell as Chief Operating Officer, of the Company. The material elements of the instructions or directions given to the consultant with the respect to the performance of its duties under this engagement were to update a previous executive compensation benchmark study with current data.
Executive officers make recommendations to the compensation committee other than about their own compensation. Additionally, the compensation committee may consider, but is not bound by, those recommendations. The processes and procedures for considering and determining executive and director compensation otherwise include, among others:
•	reviewing and establishing the overall management compensation and benefits philosophy and policies, plans and programs;
•	reviewing, evaluating and recommending compensation, including a mix of cash and equity compensation;
•	recommending, and assessing compliance with, stock ownership guidelines;
•	reviewing and establishing policies and procedures with respect to perquisites; and
•	reviewing incentive compensation arrangements to determine whether they encourage excessive risk taking.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.
The members of our nominating and corporate governance committee are Messrs. Tucci and Wert, with Mr. Wert serving as the chair of the committee.
Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence.
Attendance at Meetings
During fiscal year 2020:
•	our Board held five meetings;
•	our audit committee held four meetings;
•	our compensation committee held two meetings; and
•	our nomination and corporate governance committee did not hold a meeting.
Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which he is a member held during the period such incumbent director was a director in fiscal year 2020.
We encourage all our directors to attend our annual meetings of shareholders. All directors attended the previous annual meeting of shareholders. This Annual Meeting will be our fourth annual meeting of shareholders.
Director Nominations
Our Board will consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to our Board must follow the procedures set forth in our bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board will consider the educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our shareholders.

Involvement in Certain Legal Proceedings
During the past ten years, no events occurred that are material to an evaluation of the ability or integrity of any director or executive officer, including bankruptcy or insolvency; criminal convictions or proceedings; orders or judgments enjoining or limiting them from engaging in certain activities; adverse findings by courts or the SEC; or adverse orders relating to violations of securities or commodities laws, certain laws governing financial institutions or insurance companies or certain wire fraud laws.
Hedging
Directors, officers and employees, as well as their family members and entities they control, may not engage in hedging or monetization transactions in the Company’s securities, regardless of how granted or whether held directly or indirectly. These transactions include financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. They are expressly prohibited by our Policy Regarding Insider Trading and Dissemination of Inside Information.
Code of Ethics and Audit, Compensation and Nominating and Corporate Governance Committee Charters
We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our directors, executive officers and employees and that complies with the rules and regulations of the Nasdaq.
Copies of our Code of Ethics and our board committee charters are available on our website (www.gtytechnology.com) under Investor Relations > Corporate Governance. The information contained on our website is not a part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.
If we make any amendments to our Code of Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website.
Audit Committee Report
Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
Based upon such review and discussions, our audit committee recommended to our Board that the audited consolidated financial statements for the years ended December 31, 2020 and December 31, 2019 be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:

Audit Committee of the Board of Directors

Charles Wert
Randolph Cowen
William D. Green
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our shares of common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of these reports and representations from reporting persons for the year that ended on December 31, 2020, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s equity securities other than the following reports filed late due to administrative errors:
Name of Filer	Number of Reports Filed Late	Number of Transactions Not Reported on a Timely Basis
Jon Bourne	1	0
John J. Curran	1	1
Michael Duffy	1	1
David Farrell	1	2
James Ha	1	1
Justin Kerr	1	1
Joel Mahoney	2	2
Craig Ross	1	2
Harry L. You	1	1
These transactions have been reported, and the Company has designed and implemented additional controls to help avoid future administrative errors.
Procedures for Contacting Directors
Our Board has established a process for shareholders to send communications to our Board. Shareholders may communicate with our Board generally or a specific director at any time by writing to the Chairman of the Board, c/o GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. We review all messages received and forward any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Chairman of the Board.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The named executive officers for the year ended December 31, 2020 were:
•	TJ Parass, Chief Executive Officer and President
•	John J. Curran, Chief Financial Officer
•	David Farrell, Chief Operating Officer
•	Stephen J. Rohleder, former Chairman, Chief Executive Officer and President
Summary Compensation Table
The table below summarizes the compensation paid for the services rendered to the Company, in all capacities, by its named executive officers for the year ended December 31, 2020.
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)(3)	Total ($)
TJ Parass(4) Chief Executive Officer and President	2020	$184,604	$79,509						$264,113
John J. Curran(5) Chief Financial Officer	2020	$315,000		$1,118,336					$1,433,336
	2019	$170,833	$166,667	$841,202					$1,178,702
David Farrell(6) Chief Operating Officer	2020	$300,000	$300,000						$600,000
Stephen J. Rohleder(7) former Chairman, Chief Executive Officer and President	2020	$130,682						$750,000	$880,682
	2019	$432,692	—	$5,754,000				$15,841	$6,202,533
(1)	The amounts reported in this column relate to discretionary cash incentive payments and do not include restricted stock units or other equity compensation.
(2)
The amounts reported in this column for each named executive officer reflect the grant date fair value of time-based restricted stock units awarded to Messrs. Curran and Rohleder calculated in accordance with FASB ASC Topic 718. See Note 2, “Summary of Significant Accounting Policies — Share-based Compensation” to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for the assumptions made in determining these values. The restricted stock units granted to Mr. Rohleder did not vest.

(3)
The amounts reflected in this column are for severance that the Company paid to Mr. Rohleder in 2020 and reimbursements by the Company to him in 2019 with respect to his participation in a private medical insurance plan.

(4)
Mr. Parass became an Executive Vice President of the Company on February 19, 2019, continued as Chief Executive Officer of Questica and was appointed Chief Executive Officer and President of the Company on March 30, 2020. The amounts reported for Mr. Parass, a resident of Canada, are in U.S. dollars converted from Canadian dollars at a conversion rate of $0.78555 as of December 31, 2020.

(5)	Mr. Curran voluntarily reduced his annual salary from $400,000 to $280,000 effective April 15, 2020, resulting in his total annual salary of $315,000 in 2020.
(6)
Mr. Farrell commenced employment with the Company on February 19, 2019 as an Executive Vice President of the Company and Chief Executive Officer of Sherpa and was appointed Chief Operating Officer of the Company on March 30, 2020. Mr. Farrell continues to serve as Chief Executive Officer of Sherpa.

(7)
Mr. Rohleder commenced service as Chairman, Chief Executive Officer and President of the Company on May 7, 2019; resigned from his positions as Chairman, Chief Executive Officer and President of the Company effective March 30, 2020; and ceased to be employed with the Company on April 3, 2020.

Employment Arrangements with Named Executive Officers
The Company has entered into an employment arrangement with each of the named executive officers as summarized below.
TJ Parass Agreements
On September 12, 2018, the Company entered into a letter agreement with Mr. Parass, at that time Chief Executive Officer of Questica and Executive Vice President of the Company (as amended, the “Parass Employment Agreement”).

Prior to his appointment as Chief Executive Officer and President of the Company on March 30, 2020, Mr. Parass received an annual base salary of $235,000 and was eligible to receive an annual cash bonus equal to 85,000 Canadian dollars, subject to the achievement of individual and Company performance goals. The Parass Employment Agreement also provided that Mr. Parass would receive an equity award under the 2019 Plan (as defined below) as further described below under “Equity-Based Compensation Arrangements”.
Beginning on March 30, 2020, when Mr. Parass was appointed Chief Executive Officer and President of the Company, and continuing through the present, Mr. Parass’ compensation has not changed.
Mr. Parass and the Company are discussing the terms and conditions of an amended and restated employment agreement.
During the past fiscal year, the Company made a non-equity incentive plan award to Mr. Parass equal to $101,215 in Canadian dollars on January 31, 2020. The Company did not reprice or otherwise materially modify any of his outstanding equity awards or waive or modify any of his specified performance goals or targets for any non-equity incentive plan compensation. No item included in the “all other compensation” column of the summary compensation table exceeds $25,000 or 10% of the total in the category.
In connection with his employment, Mr. Parass entered into a Fair Competition Agreement with the Company on September 12, 2018. It includes, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
John Curran Agreements
On July 29, 2019, the Company entered into a letter agreement (as amended, the “Curran Employment Agreement”) with Mr. Curran, the Company’s Chief Financial Officer. Pursuant to the Curran Employment Agreement, Mr. Curran is serving as Chief Financial Officer for an annual base salary of $400,000 and is eligible to receive an annual cash bonus equal to 100% of his annual base salary, subject to the achievement of individual and Company performance goals. The Curran Employment Agreement also provides that Mr. Curran would receive an equity award in 2019 under the 2019 Plan as further described below under “Equity-Based Compensation Arrangements”. As noted above, Mr. Curran voluntarily reduced his annual base salary to $280,000 effective April 15, 2020.
Mr. Curran and the Company are discussing the terms and conditions of an amended and restated employment agreement.
During the past fiscal year, the Company did not make a non-equity incentive plan award to him. The Company did not reprice or otherwise materially modify any of his outstanding equity awards or waive or modify any of his specified performance goals or targets for any non-equity incentive plan compensation. No item included in the “all other compensation” column of the summary compensation table exceeds $25,000 or 10% of the total in the category.
In connection with his employment, Mr. Curran entered into a Fair Competition Agreement with the Company on July 29, 2019. It includes, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
David Farrell Agreements
On September 12, 2018, the Company entered into a letter agreement with Mr. Farrell, at that time Chief Executive Officer of Sherpa and Senior Vice President of the Company (the “Farrell Employment Agreement”).
Prior to his appointment as Chief Operating Officer of the Company on March 30, 2020, Mr. Farrell received an annual base salary of $300,000 and was eligible to receive an annual incentive bonus in a target amount to be determined in good faith by the parties. The Farrell Employment Agreement also provided that Mr. Farrell would receive an equity award under the 2019 Plan, as further described below under “Equity-Based Compensation Arrangements.”
Beginning on March 30, 2020, when Mr. Farrell was appointed Chief Operating Officer of the Company, and continuing through April 14, 2021, Mr. Farrell’s compensation did not change.
On April 15, 2021, the Company entered into an amended and restated letter agreement with Mr. Farrell (the “Amended and Restated Farrell Employment Agreement”). Pursuant to the Amended and Restated Farrell

Employment Agreement, Mr. Farrell continues to serve as Chief Operating Officer of the Company and Chief Executive Officer of Sherpa; receives an annual base salary of $350,000; is eligible to receive an annual cash bonus of up to 50% of his annual base salary, subject to the achievement of individual and Company performance goals; and receives a lump-sum cash signing bonus of $1,917.17. The Amended and Restated Farrell Employment Agreement further provides that Mr. Farrell will receive equity awards under the 2019 Plan as further described below under “Equity-Based Compensation Arrangements.”
During the past fiscal year, the Company made a non-equity incentive plan award to him equal to $300,000. The Company did not reprice or otherwise materially modify any of his outstanding equity awards or waive or modify any of his specified performance goals or targets for any non-equity incentive plan compensation. No item included in the “all other compensation” column of the summary compensation table exceeds $25,000 or 10% of the total in the category.
In connection with his employment, Mr. Farrell entered into a Fair Competition Agreement with the Company on September 12, 2018, which agreement was amended and restated on April 15, 2021. It includes, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
Stephen Rohleder Agreements
As noted above, Mr. Rohleder resigned from his positions as Chairman, Chief Executive Officer and President of the Company on March 30, 2020, and his employment with the Company ceased on April 3, 2020.
Previously, on May 7, 2019, the Company had entered into a letter agreement (the “Rohleder Employment Agreement”) with Mr. Rohleder. In accordance with the Rohleder Employment Agreement, Mr. Rohleder served as Chief Executive Officer for an annual base salary of $500,000 and was eligible to receive an annual cash bonus equal to 100% of his annual base salary, subject to the achievement of individual and Company performance goals. Additionally, the Rohleder Employment Agreement provided that Mr. Rohleder would receive certain equity awards in 2020 under the 2019 Plan, as described below under “Equity-Based Compensation Arrangements.”
On April 3, 2020, the Company entered into a separation and release agreement (the “Rohleder Separation Agreement”) under which the Company agreed to pay him an amount equal to his annual base salary and annual cash bonus in equal installments over the 12-month period following that date and to reimburse his health insurance premiums until the earlier of the end of that period or the date on which he became eligible for health insurance coverage elsewhere. Mr. Rohleder, under the Rohleder Separation Agreement, forfeited his Initial Equity Award, as further described below under “Equity-Based Compensation Arrangements,” and generally released the Company, its affiliates and related parties from all claims.
During the past fiscal year, the Company did not make a non-equity incentive plan award to Mr. Rohleder. Except as noted above, the Company did not reprice or otherwise materially modify any of his outstanding equity awards or waive or modify any of his specified performance goals or targets for any non-equity incentive plan compensation. No item included in the “all other compensation” column of the summary compensation table exceeds $25,000 or 10% of the total in the category.
In connection with the commencement of his employment, Mr. Rohleder entered into a Fair Competition Agreement with the Company on May 7, 2019, which agreement included, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation and non-disparagement restrictions. It remains effective.
Equity-Based Compensation Arrangements
In connection with the closing of the business combination, the Board and the Company’s shareholders adopted the GTY Technology Holdings Inc. 2019 Omnibus Incentive Plan on February 14, 2019 and approved an amended and restated version of that plan on June 23, 2020 (as amended and restated, the “2019 Plan”). The 2019 Plan is intended to encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives, to give participants an incentive for excellence in individual performance, to promote teamwork among participants and to give the Company a significant advantage in attracting and retaining key employees, directors and consultants. The Company may grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards, other stock-based awards, and cash-based awards under the 2019 Plan. In 2020, the Company issued equity awards pursuant to the 2019 Plan to its named executive officers, and they subsequently were issued or have the right to additional equity awards under their amended and restated employment agreements, as summarized below.
TJ Parass
On October 30, 2019, Mr. Parass received an award under the 2019 Plan of 140,000 time-based restricted stock units, of which 46,667 restricted stock units vested on each of October 30, 2019 and February 19, 2020 and 46,666 restricted stock units vested on February 19, 2021. All these restricted stock units were settled in an equivalent number of shares of the Company’s common stock on February 25, 2021.
John J. Curran
On October 30, 2019, Mr. Curran received an award of 157,233 time-based restricted stock units under the 2019 Plan, vesting in equal installments on each of July 29, 2020 and July 29, 2021, generally subject to Mr. Curran’s continued employment with the Company through each vesting date. These restricted stock units may be settled in an equivalent number of shares of the Company’s common stock or cash. On July 29, 2020, the first installment of these restricted stock units vested and was settled in an equivalent number of shares of the Company’s common stock.
On January 8, 2020, Mr. Curran was granted 22,778 time-based restricted stock units under the 2019 Plan, which vested on January 8, 2021. These restricted stock units were settled in an equivalent number of shares of the Company’s common stock on January 28, 2021.
On February 10, 2020, Mr. Curran was granted 166,667 time-based restricted stock units under the 2019 Plan, vesting in substantially equal installments on each of February 10, 2021, February 10, 2022, February 10, 2023 and February 10, 2024, generally subject to Mr. Curran’s continued employment with the Company. These restricted stock units could be settled in shares of the Company’s common stock or cash. On March 1, 2021, 41,666 restricted stock units that had vested on February 10, 2021 were settled in an equivalent number of shares of the Company’s common stock.
The Curran Employment Agreement further provides that Mr. Curran, subject to his continued employment and approval by the compensation committee, was eligible to receive an equity award in 2020 with a value of $4,000,000, consisting 25% of time-vesting restricted stock units, vesting in equal annual installments on each of the first four anniversaries of the grant date, and 75% of performance-based restricted stock units, vesting based on the achievement of performance criteria specified by the compensation committee. Mr. Curran did not receive this award.
David Farrell
On February 19, 2019, Mr. Farrell was granted 250,000 time-based restricted stock units vesting on February 19, 2022, generally subject to his continued employment with the Company. These restricted stock units may be settled in an equivalent number of shares of the Company’s common stock or cash.
On February 19, 2020, Mr. Farrell also was granted 75,000 performance-based restricted stock units under the 2019 Plan vesting on February 19, 2022, generally subject to Mr. Farrell’s continued employment with the Company and the satisfaction of certain performance criteria. These restricted stock units could be settled in an equivalent number of shares of the Company’s common stock or cash. On March 12, 2020, one third of these performance restricted units were forfeited due to the performance objective for the relevant performance period not being achieved.
Lastly, in accordance with the Amended and Restated Farrell Employment Agreement, the Company will grant the following restricted stock units, generally subject to Mr. Farrell’s continued employment with the Company:
Time-Based Restricted Stock Units
•	On April 30, 2021, 54,000 time-based restricted stock units, vesting 100% on January 1, 2022.
•	On or before December 31, 2021, 30,000 time-based restricted stock units, vesting in three equal installments on February 19, 2022, February 19, 2023 and February 19, 2024.
•	On or before December 31, 2022, 30,000 time-based restricted stock units, vesting in three equal installments on February 19, 2023, February 19, 2024 and February 19, 2025.

•
On or before December 31, 2023 and the end of each subsequent year, time-based restricted stock units with a Fair Market Value of $150,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February19 of each subsequent year.

Performance-Based Restricted Stock Units
•
On or before December 31, 2021, 55,000 performance-based restricted stock units vesting in three equal installments on February 19 of each subsequent year subject to the achievement of performance goals established by the compensation committee.

•
On or before December 31, 2022, 55,000 performance-based restricted stock units vesting in three equal installments on February 19 of each subsequent year subject to the achievement of performance goals established by the compensation committee.

•
On or before December 31, 2023 and the end of each subsequent year, performance-based restricted stock units with a Fair Market Value of $275,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19 of each subsequent year subject to the achievement of performance goals established by the compensation committee.

Long-Term Incentive Plan
•
On or before December 31, 2022, a grant of performance-based restricted stock units with a Fair Market Value of $1,000,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19 of each subsequent year subject to the achievement of performance goals established by the compensation committee related to revenue and shareholder value.

•
On or before December 31, 2024, a grant of performance-based restricted stock units with a Fair Market Value of $1,000,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19 of each subsequent year subject to the achievement of performance goals established by the compensation committee related to revenue and shareholder value.

Stephen J. Rohleder
On May 17, 2019, Mr. Rohleder received an award of 550,000 performance-based restricted stock units (the “Initial Equity Award”) under the 2019 Plan. Subject to Mr. Rohleder’s continued employment, except as expressly provided in the Rohleder Employment Agreement, the Initial Equity Award generally would have vested on the last day of any 120-trading day period ending prior to the third anniversary of the grant date if, during such period, the average per share closing price of the Company’s common stock were to equal or exceed $20 per share. Because Mr. Rohleder’s employment with the Company ceased on April 3, 2020, neither the Initial Equity Award nor any additional equity awards to Mr. Rohleder vested.
Outstanding Equity Awards at Fiscal Year-End
The table below shows outstanding equity awards held by each named executive officer as of December 31, 2020.
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
TJ Parass Chief Executive Officer and President	—	—	—	—	—	45,666(1)	—	45,666(1)	—
John J. Curran Chief Financial Officer	—	—	—	—	—	346,678(2)	—	346,678(2)	—

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
David Farrell Chief Operating Officer	—	—	—	—	—	300,000(3)	—	300,000(3)	—
Stephen J. Rohleder Former Chairman, Chief Executive Officer and President	—	—	—	—	—	—	—	—	—
(1)	Restricted stock unit award that vested on February 19, 2021 and was settled for an equivalent number of shares of the Company’s common stock on February 25, 2021.
(2)
Restricted stock unit awards generally subject to continued employment with the Company, time-based and vesting as follows: (i) 22,778 on January 8, 2021; (ii) 166,667 in substantially equal installments on each of February 10, 2021, February 10, 2022, February 10, 2023, and February 10, 2024; and (iii) 78,616 on July 29, 2021. On January 28, 2021, 22,278 restricted stock units that vested on January 8, 2021 were settled in shares of the Company’s common stock. On March 1, 2021, 41,666 restricted stock units that vested on February 10, 2021 were settled in shares of the Company’s common stock.

(3)
Restricted stock unit awards generally subject to continued employment with the Company, of which (i) 250,000 are time-based and vest on February 19, 2022 and (ii) 50,000 are performance-based and vest on February 19, 2022 if certain performance criteria are satisfied. These restricted stock units may be settled in an equivalent number of shares of the Company’s common stock or cash.

Other Compensation
The Company maintains a medical plan in which named executive officers are eligible to participate. In the future, the Company may adopt other health and welfare plans or a retirement plan.
Potential Payments Upon Termination or Change in Control
Named executive officers are eligible for payments as described below following or in connection with their resignation, retirement or other termination, or a change in control or a change in the named executive officer’s responsibilities after a change in control.
TJ Parass
If Mr. Parass’ employment under the Parass Employment Agreement were terminated by the Company without “cause” or Mr. Parass were to resign for “good reason”, then Mr. Parass would be entitled to receive (1) the greater of (a) an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable as a lump sum, or (b) the minimum amount of payment in lieu of notice and severance pay (if any) owed to him pursuant to applicable employment standards legislation, (2) continued participation in the Company’s health and welfare plans until the earlier of 18 months from the termination date and the date of Mr. Parass’ eligibility for another employer’s health and welfare plans, except that continued participation may not be less than the minimum statutory notice period and (3) vacation pay which accrues during the minimum statutory notice period (the “Parass Severance Compensation”). Mr. Parass must execute and not revoke a release of claims as a condition to receiving the Parass Severance Compensation.
John J. Curran
If Mr. Curran’s employment were terminated by the Company without “cause” or Mr. Curran were to resign for “good reason” under the Curran Employment Agreement, then Mr. Curran would be entitled to receive (i) an amount equal to 50% of his annual salary plus 50% of his then-current target cash bonus, payable in equal installments over the six months after the termination date, and (ii) reimbursement for COBRA continuation payments until the earlier of six months from the termination date and the date of Mr. Curran’s eligibility for another employer’s health plan. If Mr. Curran’s termination “without cause” or resignation for “good reason” were to occur within two years of a change in control of the Company, however, then Mr. Curran instead would be entitled to receive (i) an amount equal to the sum of his annual salary plus target cash bonus, paid in substantially equal monthly installments over a twelve-month period, (ii) reimbursement for COBRA continuation payments until the earlier of 12 months from the termination date and the date of Mr. Curran’s eligibility for another employer’s health plan and (iii) full vesting of any then-unvested equity awards. Mr. Curran must execute and not revoke a release of claims as a condition to receiving severance benefits.

David Farrell
If Mr. Farrell’s employment were terminated by the Company without “cause” or Mr. Farrell were to resign for “good reason” under the Amended and Restated Farrell Employment Agreement, then Mr. Farrell would be entitled to receive (i) an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date, (ii) reimbursement for COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Farrell’s eligibility for another employer’s health plan and (iii) the full vesting of any then unvested or partially vested equity awards, except that equity awards referenced in the “Long-Term Incentive Plan” section for Mr. Farrell above would vest only if and to the extent that they would have vested within six months following the date of termination by the Company without “cause” or resignation by Mr. Farrell for “good reason” (the “Farrell Severance Compensation”). Mr. Farrell must execute and not revoke a release of claims as a condition to receiving the Farrell Severance Compensation.
Stephen J. Rohleder
Mr. Rohleder and the Company entered into the Rohleder Separation Agreement providing for the severance payments summarized above following termination.
Treatment of Equity Awards
Pursuant to the terms of the 2019 Plan and award agreements evidencing the equity awards, Messrs. Parass, Curran and Farrell also may receive certain benefits upon a change in control, as described above.
Director Compensation
The Company maintains a director compensation program. With respect to 2020, each director who was not a founder or an employee of the Company or a subsidiary received, for his services on our Board, an annual cash retainer equal to $40,000 and award of restricted stock units with a value of $130,000 on the date of grant. Directors are ineligible for meeting fees or other special fees or awards. The table below summarizes the compensation paid to each director for service on the Board for the year ended December 31, 2020:
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Randolph Cowen	$40,000	$130,000	—	—	—	—	$170,000
William D. Green(1)	—	—	—	—	—	—	—
Joseph M. Tucci(1)	—	—	—	—	—	—	—
Charles Wert	$40,000	$130,000	—	—	—	—	$170,000
Harry L. You(1)	—	—	—	—	—	—	—
(1)	Messrs. Green, Tucci and You did not receive compensation for their service as directors during 2020 because of their roles as founders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us at April 14, 2021 with respect to our common stock held by:
•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock;
•	each of our named executive officers and directors who beneficially own common stock; and
•	all our current executive officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner(2)	Shares(3)	Percent of Class
Harry L. You(3)(4)	6,567,175	10.9%
William D. Green(3)(5)	3,117,490	5.2%
Joseph M. Tucci(3)(5)	3,050,090	5.1%
TJ Parass	2,628,589	4.6%
Stephen Rohleder(6)	1,244,994	2.2%
David Farrell	352,723	*
John J. Curran	148,062	*
Charles Wert	122,557	*
Randolph Cowen	68,559	*
All current executive officers and directors as a group (16 individuals)	19,278,067	33.2%
Five Percent Holders:
Conifer Management, L.L.C.(7) 9 West 57th Street, Suite 5000 New York, NY 10019	6,324,130	11%
UBS O’Connor LLC(8) One North Wacker Drive, 32nd Floor Chicago, IL 60606	5,413,674	9.4%
William H. Miller III Living Trust(9) One South Street, Suite 2550 Baltimore, MD 21202	4,842,150	8.4%
*	Less than 1%.
(1)
Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership includes shares as to which the individual or entity has or shares voting power or investment power, and any shares that the individual or entity has the right to acquire within 60 days, including through the exercise of any option, warrant or right. For each individual or entity that holds options, warrants or rights to acquire shares, the shares of common stock underlying those securities are treated as owned by that holder and as outstanding shares when that holder’s percentage ownership of common stock is calculated. That common stock is not treated as outstanding when the percentage ownership of any other holder is calculated.

(2)
This table is based on 57,494,745 shares of common stock issued and outstanding at April 14, 2021. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the business address of each of our shareholders is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(3)	The interests shown reflect record or beneficial ownership of the shares of common stock underlying private placement warrants.
(4)
Includes 2,731,112 underlying private placement warrants; 3,424,211 shares purchased by Mr. You from the Harry You 2012 Irrevocable Trust; and 92,873 shares of common stock owned by Friends of GTY, LLC, of which Mr. You is the Managing Member. Mr. You disclaims beneficial ownership of shares owned by Friends of GTY, LLC.

(5)	Includes 2,731,111 underlying private placement warrants.
(6)
Includes 1,111,008 shares of common stock held directly by EDKM Properties, LTD., of which Mr. Rohleder is the Manager of the General Partner. Mr. Rohleder may be deemed to have beneficial ownership of the shares held directly by EDKM Properties, LTD. .Mr. Rohleder disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(7)	According to a Schedule 13G filed with the SEC on January 8, 2021, Conifer Management, L.L.C. has sole voting and dispositive power over 6,324,130 shares of common stock.

(8)
According to a Schedule 13G filed with the SEC on February 16, 2021, UBS O’Connor LLC (“UBS O’Connor”) has sole voting and dispositive power over 5,413,674 shares of common stock, including 1,106,177 shares of common stock underlying warrants. UBS O’Connor serves as the investment manager to Nineteen77 Global Multi-Strategy Alpha Master Limited (“GLEA”). In such capacity, UBS O’Connor exercises voting and investment power over the shares of common stock held for the account of GLEA. UBS O’Connor is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended. As a result, UBS O’Connor may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the shares of common stock held for the account of GLEA.

(9)
According to a Schedule 13G/A filed with the SEC on February 16, 2021, Miller Value Partners, LLC (“Miller Value Partners”) and the William H. Miller III Living Trust share voting and dispositive power over 4,842,150 shares of common stock, consisting of 4,224,276 shares of common stock and 617,874 shares of common stock underlying warrants. Various accounts managed by Miller Value Partners have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, 1,954,276 shares of common stock and 617,874 shares of common stock underlying warrants. William H. Miller III Living Trust has sole voting and dispositive power over 2,270,000 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Background of the Business Combination
GTY Technology Holdings Inc., a blank check company incorporated in the Cayman Islands and our predecessor (“GTY Cayman”), was formed on August 11, 2016 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Our sponsor, GTY Investors, LLC (the “Sponsor”), provided our initial capital and administrative support. Until our business combination on February 19, 2019, we did not engage in any operations nor generate any revenue. We recognized an opportunity to replace costly legacy systems with scalable and efficient SaaS products. Our search led to our business combination on February 19, 2019 with Bonfire, CityBase, eCivis, Open Counter, Questica and Sherpa. Certain of the transactions described below relate to our existence prior to the business combination.
Founder Shares
In August 2016, the Sponsor purchased 8,625,000 shares of GTY Cayman’s Class B ordinary shares (“founder shares”) for $25,000, or $0.003 per share. On each of October 14 and October 26, 2016, GTY Cayman effected a share capitalization resulting in an aggregate of 11,500,000 and 13,800,000 founder shares outstanding, respectively. In October 2016, the Sponsor transferred 25,000 founder shares to each of GTY Cayman’s independent director nominees at the same per-share purchase price paid by the Sponsor. Immediately prior to the closing of the business combination on February 19, 2019, GTY Cayman entered into subscription agreements, dated as of various dates from January 9, 2019 through February 12, 2019, with certain institutional and accredited investors, pursuant to which the Sponsor surrendered 231,179 founder shares to GTY Cayman for cancellation at no cost to GTY Cayman. In addition, pursuant to a subscription agreement with an institutional investor entered into in connection with the business combination, on May 24, 2019, the Sponsor forfeited 9,465 shares of common stock to the Company for cancellation. The foregoing transfers of founder shares were made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to the so-called 4(a)(1)-½ exemption. In accordance with GTY Cayman’s second amended and restated memorandum and articles of association, immediately prior to the consummation of the business combination on February 19, 2019, each founder share was converted, on a one-for-one basis, into a Class A ordinary share, following which each Class A ordinary share was then cancelled and exchanged for one share of the Company’s common stock.
The Sponsor and GTY Cayman’s officers and directors agreed not to transfer, assign or sell any of the founder shares held by them (except to certain permitted transferees) until the earlier to occur of (i) February 19, 2020, or earlier if, after February 19, 2019, the closing price of the Company’s common stock equaled or exceeded $12.00 per share for any 20 trading days within any 30-trading day period commencing 150 days after February 19, 2019 and (ii) the date following February 19, 2019 on which the Company completed a liquidation, merger, stock exchange or other similar transaction which resulted in all of the Company’s shareholders having the right to exchange their common stock for cash, securities or other property.
The period during which the transfer, assignment and sale of founder shares was restricted has expired, the Sponsor liquidated its assets on October 8, 2019 and GTY Cayman was dissolved effective April 15, 2021.
Registration Rights
The holders of the founder shares, private placement warrants and warrants that may be issued upon conversion of working capital loans (and any shares issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to the registration rights agreement entered into on October 26, 2016 in connection with the initial public offering. These holders are also entitled to certain demand and “piggyback” registration rights. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Convertible Note
On August 8, 2018, the Sponsor agreed to provide GTY Cayman with up to $1 million in working capital loans in the form of a convertible note (the “Convertible Note”). The Convertible Note did not bear interest and the Sponsor agreed to waive all unpaid principal under the Convertible Note until the earlier of May 1, 2019 and the consummation of the business combination. The Sponsor had the option to convert any amounts outstanding under the Convertible Note, up to $1 million in the aggregate, into warrants at a conversion price of $1.50 per warrant. The terms of such warrants would be identical to the private placement warrants. During the quarter ended March 31, 2019, GTY drew down $400,000 on the Convertible Note, resulting in $1,000,000 principal amount outstanding as of March 31, 2019.
Agreements and Arrangements with Certain Institutional Investors
On February 13, 2019, GTY Cayman, the Sponsor, William D. Green, Joseph M. Tucci and Harry L. You (Messrs. Green, Tucci and You, collectively, the “Founders”) entered into agreements and arrangements with certain institutional investors pursuant to which a total of 1,500,000 Class A Ordinary Shares of GTY Cayman were not redeemed in connection with the business combination. An aggregate of 500,000 of such shares were subject to a lock-up pursuant to which such shares could not be transferred until the 91st day following Closing without the consent of the Company and the Founders, and the holder of such shares was entitled to put such shares to the Sponsor and the Founders following the lock-up period for a purchase price equal to $10.29 (the “redemption price”), the price at which GTY Cayman redeemed its Class A Ordinary Shares in connection with the business combination, payment of which purchase price was guaranteed by the Company, and to receive from the Company a cash payment, if and to the extent necessary, but not to exceed $250,000, in order to provide such shareholder with at least a 5% return on such shares above the redemption price. With respect to 1,000,000 of such shares, GTY Cayman engaged a broker-dealer to facilitate the purchase of such shares by an institutional investor prior to the closing of the business combination for $9.90 per share and agreed to pay such broker-dealer an amount in cash equal to the difference between the redemption price and $9.90. In addition, the Sponsor and the Founders entered into agreements prior to the closing of the business combination pursuant to which they were obligated to reimburse the holders of 1,942,953 Class A Ordinary Shares that were not redeemed in connection with the business combination for losses that may have been incurred upon the sale of such shares within a specified period following the closing of the business combination, up to an agreed-upon limit, and the Company has agreed to guarantee such reimbursement obligations. Following the closing of the business combination, the Company paid $4.0 million for losses incurred upon the sale of such shares and in turn the Company reduced its liability under the Convertible Note by $1.0 million, resulting in a $3.0 million loss on the sale of such shares. The Company recorded this $3.0 million loss as a component of acquisition expenses during the period beginning February 19, 2019 and ending December 31, 2019. As of the date hereof, with the $4.0 million payment for losses, such shares are no longer guaranteed by the Founders or the Company.
Employment of Spouse of Chief Operating Officer of the Company and Chief Executive Officer of Sherpa
Dawn Rippentrop, the spouse of David Farrell, the Chief Operating Officer of the Company and the Chief Executive Officer of Sherpa, is employed as the Chief Operating Officer of Sherpa. In that capacity, she received in 2019 for part time-employment during a portion, and full-time employment during the remainder, of such year a base salary equal to $90,417; a cash incentive bonus, including commissions, equal to $42,417; and 2,733 restricted stock units. In 2020, she received for full-time employment in that capacity a base salary equal to $150,000; a cash incentive bonus, including commissions, equal to $55,475; and 5,469 restricted stock units. All of the foregoing has been reviewed and approved by the audit committee in accordance with the policies and procedures described below.
Policies and Procedures for Related-Person Transactions
We have adopted a written related-person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related-person transactions. Pursuant to the policy, a “related-person transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any “related person” had, has or will have a direct or indirect material interest. Pursuant to the policy, a “related person” means:
•	any person who is, or at any time during the applicable period was, one of the Company’s officers or one of the Company’s directors;
•	any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock;
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of our voting stock; and
•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

The policy is designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its audit committee charter, the audit committee has responsibility to review related party transactions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees for professional services provided by our independent registered public accounting firm, WithumSmith+Brown, PC, since the start of the year ended December 31, 2020 include:
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Audit Fees(1)	$515,000	$602,900
Audit-Related Fees(2)	$52,110	$139,548
Tax Fees(3)	$37,500	0
All Other Fees(4)	0	0
Total	$604,610	$742,448
(1)
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. Audit-related fees reported in this table for the year ended December 31, 2019 are $59,555 higher than audit related-related fees for that same period reported in the Company’s prior proxy statement because our registered independent public accounting firm previously provided incorrect information about such fees.

(2)
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All Other Fees. All other fees consist of fees billed for all other services.
Audit Committee Pre-Approval Policies and Procedures
Our audit committee has approved all the foregoing services. The audit committee is responsible for appointing, setting compensation and overseeing the work of the registered independent public accounting firm. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the registered independent public accounting firm as provided under the audit committee charter.

PROPOSAL ONE — ELECTION OF CLASS III DIRECTORS
Our restated articles of organization provide for a Board classified into three classes whose terms of office expire in successive years. Our Board now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Executive Officers.”
William D. Green and Charles Wert are nominated for election at this Annual Meeting as Class III directors for three-year terms, to serve on our Board in accordance with the restated articles of organization until the 2024 annual meeting of shareholders of the Company or until their successors are chosen and qualified.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of each of the nominees unless a nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.
Nominee Biographies
For biographies of the Class III director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Executive Officers.”
Required Vote
The election of the Class III directors will be approved if the number of votes properly cast for them exceed the number of votes properly cast against. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
Recommendation
Our Board recommends a vote “FOR” the election to our Board the above-mentioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the shareholders to ratify our audit committee’s appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote.
WithumSmith+Brown, PC has audited our financial statements for the period from August 11, 2016 (inception) through December 31, 2020. A representative of WithumSmith+Brown, PC is expected to be present virtually at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders. For a summary of fees paid or to be paid to WithumSmith+Brown, PC for services rendered in fiscal year 2020, please see “Principal Accountant Fees and Services.” Our audit committee has approved all such services. Our audit committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).
Our audit committee has determined that the services provided by WithumSmith+Brown, PC are compatible with maintaining the independence of WithumSmith+Brown, PC as our independent registered public accounting firm.
Required Vote
Approval of Proposal Two (ratification of our independent registered public accounting firm) requires the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast and, therefore, will not have an effect on the outcome of the vote on the proposal. Because Proposal Two is considered a “routine” matter and brokerage firms will be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be no broker non-votes with respect to this proposal.
Recommendation
Our Board recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

OTHER MATTERS
Submission of Shareholder Proposals for the 2022 Annual Meeting of Shareholders
Shareholder proposals for inclusion in our proxy materials relating to the 2022 annual meeting of shareholders must be received by us at our executive offices no later than December 24, 2021 or, if the date of that meeting is more than 30 calendar days before or after June 22, 2022, a reasonable time before we begin to print and send our proxy materials with respect to that meeting.
In addition, our bylaws provide that a shareholder desiring to bring business before any meeting of shareholders or to nominate any person for election to our Board must give timely written notice to our secretary in accordance with the procedural requirements set forth in our bylaws. In the case of a regularly scheduled annual meeting of shareholders, written notice must be delivered or mailed to and received at our principal executive offices (i) not less than 95 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Company or (ii) if the annual meeting of shareholders is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the day on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. Assuming that the 2022 annual meeting of shareholders is held on June 22, 2022, such proposals must be received by the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than March 19, 2022 and no earlier than February 17, 2022.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, to inform us of his or her request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.
Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
Any requests for copies of information, reports or other filings with the SEC should be directed to Harry L. You, the Company’s Vice Chairman, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.
You may obtain additional copies of this proxy statement, at no cost, at www.proxyvote.com or by making a request in writing (which must include your assigned control number) to:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
In order to receive timely delivery of the documents in advance of the Annual Meeting, any written request must be received by June 8, 2021.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on June 22, 2021

Your **Vote** Counts!

GTY TECHNOLOGY HOLDINGS INC.

2021 Annual Meeting of Shareholders
Vote by June 21, 2021
11:59 PM ET

D54133-P55171

You invested in GTY TECHNOLOGY HOLDINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Shareholders if you were a shareholder as of the close of business on April 14, 2021.

Get informed before you vote

View the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the Notice of Annual Meeting of Shareholders and the Proxy Statement online OR you can receive a free paper or email copy of these materials by requesting them prior to June 8, 2021. If you would like to request a copy of these materials for this and future annual meetings of shareholders, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not receive a paper or email copy of these materials. A list of all shareholders entitled to this notice will be available for inspection at www.ProxyVote.com before the meeting and at www.virtualshareholdermeeting.com/GTYH2021 during the meeting.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 22, 2021
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/GTYH2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A BALLOT

You cannot use this notice to vote. This is an overview of the more complete proxy materials. We encourage you to follow the instructions on the reverse side to access and review all the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. Election of Class III Directors for three-year terms **Nominees:** 1a. William D. Green	For
1b. Charles Wert	For
2. To ratify the appointment by the Company's audit committee of WithumSmith+Brown, PC to serve as the Company's independent registered public accounting firm for the year ending December 31, 2021.	For

NOTE: Such other business as may properly come before the Annual Meeting of Shareholders or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D54134-P55171

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 21, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GTYH2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 21, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D51566-P55171 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GTY TECHNOLOGY HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. William D. Green	☐	☐	☐
1b. Charles Wert	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal Two:

	For	**Against**	**Abstain**
2. To ratify the appointment by the Company's audit committee of WithumSmith+Brown, PC to serve as the Company's independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D51567-P55171

GTY TECHNOLOGY HOLDINGS INC.
2021 Annual Meeting of Shareholders
June 22, 2021 at 10:00 a.m. Eastern Daylight Time
This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints William D. Green and Harry L. You (the "Proxies"), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of GTY Technology Holdings Inc., a Massachusetts corporation (the "Company"), that the undersigned is entitled to vote (the "Shares") at the 2021 Annual Meeting of Shareholders of the Company, to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/GTYH2021, on June 22, 2021 at 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL TWO. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Continued and to be marked, dated and signed on reverse side.